UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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NORTH MOUNTAIN MERGER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED AUGUST 19, 2022
NORTH MOUNTAIN MERGER CORP.
767 FIFTH AVENUE, 9TH FLOOR
NEW YORK, NY 10153
Dear North Mountain Merger Corp. Stockholder:
You are cordially invited to attend a special meeting of stockholders of North Mountain Merger Corp., a Delaware corporation (“North Mountain” or the “Company”), which will be held on September    , 2022, at 10:00 a.m., Eastern Time (the “Special Meeting”).
In light of the novel coronavirus (referred to as “COVID-19”) pandemic and to support the well-being of North Mountain’s stockholders and partners, the Special Meeting will be completely virtual. You may attend the Special Meeting and vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/northmountainmerger/2022. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. North Mountain recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
As more fully described in the accompanying proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend North Mountain’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which North Mountain must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from September 22, 2022, or the “Termination Date”, to December 31, 2022, which we refer to as the “Extension”, and such later date, the “Extended Date”; and

2.
Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.
Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
As previously disclosed, on December 9, 2021, North Mountain, North Mountain Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of North Mountain (“Merger Sub I”), North Mountain Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of North Mountain (“Merger Sub II”), and Corcentric, Inc., a Delaware corporation (“Corcentric”), entered into a merger agreement (as it may be amended, the “Merger Agreement”), pursuant to which Merger Sub I will merge with and into Corcentric (the “Initial Merger”), with Corcentric surviving the Initial Merger as a wholly owned subsidiary of North Mountain (the “Initial Surviving Company”) and immediately following the Initial Merger, the Initial Surviving Company will merge with and into Merger Sub II (the “Subsequent Merger” and together with the Initial Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of North Mountain. We refer to the Mergers and the other transactions described in the Merger Agreement collectively as the “Business Combination.” For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, our registration statement on Form S-4, as amended from time to time, initially filed with the SEC on January 7, 2022 and our other filings with the SEC.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow North Mountain additional time to complete the Business Combination.
The Certificate of Incorporation provides that North Mountain currently has until September 22, 2022 to complete its initial business combination (the “Termination Date”). North Mountain’s board of directors (the “Board”) has determined that it is in the best interests of North Mountain to seek an extension of the Termination Date and ask North Mountain’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination. North Mountain will call a separate special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of North Mountain stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, North Mountain will have additional time to consummate the Business Combination.
Without the Extension, North Mountain believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, North Mountain would be precluded from completing the Business Combination and would be forced to liquidate even if North Mountain’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, North Mountain will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock” or “Public Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest not previously released to North Mountain to pay regulatory compliance costs and taxes (net of amounts withdrawn from the Trust Account to fund North Mountain’s regulatory compliance costs and taxes (“Permitted Withdrawals”) and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the North Mountain Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of North Mountain at the Business Combination Special Meeting), North Mountain intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.
If North Mountain completes the Business Combination on or before September 22, 2022, it will cancel the Special Meeting and will not implement the Extension. North Mountain intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.
As contemplated by the Certificate of Incorporation, the holders of North Mountain’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account (the “Redemption”).
On the Record Date (as defined below), the redemption price per share was approximately $   , based on the aggregate amount on deposit in the Trust Account of approximately $    million as of the Record Date (including interest not previously released to North Mountain but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the Nasdaq Capital Market on the Record Date was $    . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $    more per share than if the stock was sold in the open market. North Mountain cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. North Mountain believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if North Mountain does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of North Mountain’s Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting.
The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including North Mountain stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE NORTH MOUNTAIN REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NORTH MOUNTAIN’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The Board has fixed the close of business on    , 2022 (the “Record Date”) as the date for determining North Mountain’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
You are not being asked to vote on the Business Combination at this time. If you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for the Business Combination Special Meeting, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of North Mountain and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, North Mountain urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of North Mountain Merger Corp.

Charles Bernicker
Chief Executive Officer , 2022
The accompanying proxy statement is dated    , 2022, and is first being mailed to stockholders of the Company on or about    , 2022.

IMPORTANT
Your vote is very important. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September    , 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/northmountainmerger/2022.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF NORTH MOUNTAIN MERGER CORP.
TO BE HELD ON SEPTEMBER    , 2022
To the Stockholders of North Mountain Merger Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of North Mountain Merger Corp., a Delaware corporation (“North Mountain,” “we,” “our” or “us”), will be held on September    , 2022, at 10:00 a.m., Eastern time, via live webcast at the following address https://www.cstproxy.com/northmountainmerger/2022. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. North Mountain recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the following purposes:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend North Mountain’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which North Mountain has to consummate a business combination (the “Extension”) from September 22, 2022 to December 31, 2022 (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.
Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

As previously disclosed, on December 9, 2021, North Mountain, North Mountain Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of North Mountain (“Merger Sub I”), North Mountain Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of North Mountain (“Merger Sub II”), and Corcentric, Inc., a Delaware corporation (“Corcentric”), entered into a merger agreement (as it may be amended, the “Merger Agreement”), pursuant to which Merger Sub I will merge with and into Corcentric (the “Initial Merger”), with Corcentric surviving the Initial Merger as a wholly owned subsidiary of North Mountain (the “Initial Surviving Company”) and immediately following the Initial Merger, the Initial Surviving Company will merge with and into Merger Sub II (the “Subsequent Merger” and together with the Initial Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of North Mountain. We refer to the Mergers and the other transactions described in the Merger Agreement collectively as the “Business Combination.” For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, our registration statement on Form S-4, as amended from time to time, initially filed with the SEC on January 7, 2022 and our other filings with the SEC.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow North Mountain additional time to complete the Business Combination.
The Certificate of Incorporation provides that North Mountain currently has until September 22, 2022 to complete its initial business combination (the “Termination Date”). North Mountain’s board of directors (the “Board”) has determined that it is in the best interests of North Mountain to seek an extension of the Termination Date and ask North Mountain’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination. North Mountain will call a separate special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of North Mountain stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, North Mountain will have additional time to consummate the Business Combination.
Without the Extension, North Mountain believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, North Mountain would be precluded from completing the Business Combination and would be forced to liquidate even if North Mountain’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, North Mountain will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock” or “Public Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in
i

a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest not previously released to North Mountain to pay regulatory compliance costs and taxes (net of amounts withdrawn from the Trust Account to fund North Mountain’s regulatory compliance costs and taxes (“Permitted Withdrawals”) and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the North Mountain Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of North Mountain at the Business Combination Special Meeting), North Mountain intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.
If North Mountain completes the Business Combination on or before September 22, 2022, it will cancel the Special Meeting and will not implement the Extension. North Mountain intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.
As contemplated by the Certificate of Incorporation, the holders of North Mountain’s Public Shares may elect to redeem all or a portion of their Class A Common Stock in exchange for their pro rata portion of the funds held in the Trust Account (the “Redemption”).
On the Record Date (as defined below), the redemption price per share was approximately $    , based on the aggregate amount on deposit in the Trust Account of approximately $    million as of the Record Date (including interest not previously released to North Mountain but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the Nasdaq Capital Market on the Record Date was $    . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $    more per share than if the stock was sold in the open market. North Mountain cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. North Mountain believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if North Mountain does not complete the Business Combination on or before the Termination Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE NORTH MOUNTAIN REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NORTH MOUNTAIN’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of North Mountain’s Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class.
Record holders of Common Stock at the close of business on    , 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 16,531,250 issued and outstanding shares of Common Stock. North Mountain’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, North Mountain urges you to read this material carefully and vote your shares.

This proxy statement is dated    , 2022 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of North Mountain Merger Corp.

Charles Bernicker
Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER    , 2022
This Notice of Special Meeting and Proxy Statement are available at
https://www.cstproxy.com/northmountainmerger/2022.

v

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
•	North Mountain’s ability to complete the Business Combination;
•	the anticipated benefits of the Business Combination;
•	the volatility of the market price and liquidity of the Class A Common Stock and other securities of North Mountain;
•
the use of funds not held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) or available to North Mountain from interest income on the Trust Account balance; and

•	the competitive environment in which the Company will operate following the Business Combination.
While forward-looking statements reflect North Mountain’s good faith beliefs, they are not guarantees of future performance. North Mountain disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause North Mountain’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in North Mountain’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022, as amended, and in other reports North Mountain files with the SEC. Risks regarding the Business Combination are also discussed in the Registration Statement on Form S-4 filed with the SEC (as amended from time to time, the “Business Combination Registration Statement”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to North Mountain (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to North Mountain stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.
Q:	Why am I receiving this proxy statement?
A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on September   , 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

North Mountain is a blank check company incorporated as a Delaware corporation on July 14, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On September 22, 2020, North Mountain consummated its initial public offering (“initial public offering” or “IPO”) of 13,225,000 units (the “Units”), each consisting of one share of Class A Common Stock and one-half of one warrant (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $132,250,000. Like most blank check companies, North Mountain’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of the outstanding shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock” or “Public Shares”) sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.
North Mountain believes that it is in the best interests of North Mountain’s stockholders to continue North Mountain’s existence until the Extended Date, if necessary, in order to allow North Mountain additional time to complete the Business Combination and is therefore holding this Special Meeting.
Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?
A:	North Mountain stockholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend North Mountain’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which North Mountain has to consummate a business combination (the “Extension”) from September 22, 2022 to December 31, 2022 (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.
Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:	Why is North Mountain proposing the Extension Amendment Proposal and the Adjournment Proposal?
A:
North Mountain’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow North Mountain additional time to complete the Business Combination pursuant to the Merger Agreement, if needed.

The Board believes that it is in the best interests of North Mountain stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, North Mountain will have additional time to consummate the Business Combination. Without the Extension, North Mountain believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, North Mountain would be precluded from completing the Business Combination and would be forced to liquidate even if North Mountain’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, North Mountain will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to North Mountain to pay regulatory compliance costs and taxes (net of amounts withdrawn from the Trust Account to fund North Mountain’s regulatory compliance costs and taxes (“Permitted Withdrawals”) and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the North Mountain Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of North Mountain at the Business Combination Special Meeting), North Mountain intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.
North Mountain believes that given North Mountain’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that North Mountain is in the best position possible to consummate the Business Combination and that it is in the best interests of North Mountain’s stockholders that North Mountain obtain the Extension, if needed. North Mountain believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, the Business Combination Registration Statement and our other filings with the SEC.
You are not being asked to vote on the Business Combination at the Special Meeting. The vote by North Mountain stockholders on the Business Combination will occur at the separate Business Combination Special Meeting of North Mountain stockholders and the solicitation of proxies from North Mountain stockholders in connection with such separate Business Combination Special Meeting, and the related right of North Mountain stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of the Business Combination Registration Statement. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is approved, you should elect to redeem your Public Shares in connection with either the Special Meeting or the Business Combination Special Meeting.
Public stockholders may elect (the “Election”) to redeem their public shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us but net of taxes payable, divided by the number of then outstanding public shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $    million that was in the Trust Account as of    , 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Q:	What vote is required to approve the proposals presented at the Special Meeting?
A:
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
North Mountain believes stockholders will benefit from North Mountain consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which North Mountain has to complete a business combination until the Extended Date. The Extension would give North Mountain additional time to complete the Business Combination.

The Board believes that it is in the best interests of North Mountain stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, North Mountain will have additional time to consummate the Business Combination. Without the Extension, North Mountain believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, North Mountain would be precluded from completing the Business Combination and would be forced to liquidate even if North Mountain stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, North Mountain will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to North Mountain to pay regulatory compliance costs and taxes (net of Permitted Withdrawals and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the North Mountain Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of North Mountain at the Business Combination Special Meeting), North Mountain intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.
North Mountain believes that given North Mountain’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that North Mountain is in the best position possible to consummate the Business Combination and that it is in the best interests of North Mountain’s stockholders that

North Mountain obtain the Extension if needed. North Mountain believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, the Business Combination Registration Statement and our other filings with the SEC.
Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by North Mountain’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your public shares.
Q:	When would the Board abandon the Extension Amendment Proposal?
A:	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.
Q:	How will North Mountain LLC (the “Sponsor”) and North Mountain’s directors and officers vote?
A:
The Sponsor and North Mountain’s directors and officers have advised North Mountain that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and North Mountain’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and North Mountain’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,306,250 shares of Class B Common Stock, representing approximately 20.0% of North Mountain’s issued and outstanding shares of Common Stock.
The Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account and such purchase prices for the Public Shares will not exceed the redemption price. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. The persons described above will waive redemption rights, if any, with respect to the Public Shares they acquire in such transactions.
Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.
If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Extension Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, North Mountain may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, North Mountain will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to North Mountain to pay regulatory compliance costs and taxes (net of Permitted Withdrawals and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the North Mountain Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.
The Sponsor and the officers and directors of North Mountain waived their rights to participate in any liquidation distribution with respect to the 3,306,250 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to North Mountain’s warrants, which will expire worthless in the event North Mountain dissolves and liquidates the Trust Account. North Mountain will pay any costs from its remaining assets outside of the Trust Account.
Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
On December 9, 2021, we entered into the Merger Agreement with respect to the Business Combination. We are seeking the Extension Amendment to provide us with additional time to complete the Business Combination. Our efforts to complete the Business Combination will involve:

•	completing proxy materials;
•	establishing a meeting date and record date for the Business Combination Special Meeting, and distributing proxy materials to stockholders;
•	attempting to ensure that the conditions to the closing of the Business Combination are satisfied; and
•	holding the Business Combination Special Meeting.
We are seeking approval of the Extension Amendment Proposal because we believe we may not be able to complete all of the tasks listed above prior to September 22, 2022. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as practicable following such stockholder approval.
Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Common Stock outstanding as of the Record Date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Common Stock and Public Warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of Class B Common Stock.
Q:	Where will I be able to find the voting results of the Special Meeting?
A:
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special

Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Q:	Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?
A:
Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination at the Business Combination Special Meeting if you are a stockholder on the record date for the Business Combination Special Meeting. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the Business Combination Special Meeting, subject to any limitations set forth in our Certificate of Incorporation.

If North Mountain completes the Business Combination on or before September 22, 2022, it will cancel the Special Meeting and will not implement the Extension. North Mountain intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.
Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. You may change your vote by sending a later-dated, signed proxy card to North Mountain’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to North Mountain’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.
Q:	How can I attend the Special Meeting?
A:
You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/northmountainmerger/2022. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you are a beneficial owner and do not have your 16-digit meeting control number, contact your banker, broker or other nominee. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online.

Q:	What constitutes a quorum at the Special Meeting?
A:
A quorum will be present at the Special Meeting if a majority of the North Mountain Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the North Mountain Record Date, 8,265,626 shares of North Mountain Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the Special Meeting or by proxy may authorize adjournment of the Special Meeting to another date.
Q:	How do I vote?
A:
If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person online at the Special Meeting, by internet, by phone, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on    , 2022 (have your proxy card in hand when you visit the website). If you choose to vote by phone, call toll-free (within the U.S. or Canada) 1-800-690-6903 (have your proxy card in hand when you call). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/northmountainmerger/2022. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. North Mountain recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote by telephone or over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 16-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.
Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of North Mountain and its stockholders. The Board recommends that North Mountain’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of North Mountain and its stockholders and recommends that North Mountain’s stockholders vote “FOR” the Adjournment Proposal.
Q:	What interests do North Mountain’s directors and officers have in the approval of the Extension Amendment Proposal?
A.
North Mountain’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The North Mountain Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. See the section entitled “Special Meeting of North Mountain Stockholders – Interests of the Sponsor and North Mountain’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
A:	No. There are no appraisal rights available to North Mountain’s stockholders in connection with the Extension Amendment Proposal under the General Corporation Law of the State of Delaware.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?
A:	No. There are no redemption rights with respect to the Public Warrants.
Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How are the funds in the trust account currently being held?
A:
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee managing the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of the business combination or liquidation of the Company. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
Q:	How do I exercise my redemption rights?
A:
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on    , 2022 (two business days before the Special Meeting), (i) submit a written request to North Mountain’s transfer agent that North Mountain redeem your Public Shares for cash and (ii) deliver your stock to North Mountain’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, North Mountain’s transfer agent, is listed under the question “Who can help answer my questions?” below. North Mountain requests that any requests for redemption include the identity of the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to North Mountain’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and North Mountain’s transfer agent will need to act to facilitate the request. It is North Mountain’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because North Mountain does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with North Mountain’s consent. If you delivered your shares for redemption to North Mountain’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that North Mountain’s transfer agent return the shares (physically or electronically). You may make such request by contacting North Mountain’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
A:
North Mountain will pay the cost of soliciting proxies for the Special Meeting. North Mountain has engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the Special Meeting. North Mountain will reimburse Innisfree for reasonable out-of-pocket expenses and will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. North Mountain will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. North Mountain’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals, or if you need additional copies of this proxy statement or the proxy card you should contact our proxy solicitor at:
Innisfree M&A Incorporated
5091 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders may call toll free: (877) 717-3930
Banks and Brokers may call collect: (212) 750-5833
You may also contact North Mountain at:
North Mountain Merger Corp.
767 Fifth Avenue, 9th Floor
New York, New York 10153
Attention: Nicholas Dermatas, Chief Financial Officer and Secretary
E-mail: ndermatas@smmergercorp.com
To obtain timely delivery, North Mountain’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about North Mountain from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to North Mountain’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

BACKGROUND
General
North Mountain is a blank check company formed as a Delaware corporation on July 14, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
On September 22, 2020, North Mountain consummated its initial public offering (the “initial public offering”) of 13,225,000 Units, which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A Common Stock and one-half of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $132,250,000. Simultaneously with the closing of the initial public offering, North Mountain completed the private placement of an aggregate of 4,145,000 warrants (the “private placement warrants”) to the Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds to the Company of $4,145,000. The private placement warrants (and underlying securities) are identical to the Public Warrants (and underlying securities) sold in the IPO, except as otherwise disclosed in the Registration Statements in connection with the initial public offering that became effective on September 17, 2020.
Upon the closing of the initial public offering and private placement, $132,250,000 ($10.00 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the private placement was placed in the Trust Account.
The Proposed Business Combination
As previously announced, we entered into the Merger Agreement on December 9, 2021. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there may not be sufficient time before September 22, 2022 to complete the Business Combination. Accordingly, the Board believes that we should obtain the Extension to be in the best position possible to consummate the Business Combination. Without the Extension, we believe that we may not be able to complete the Business Combination on or before September 22, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, the Business Combination Registration Statement and our other filings with the SEC.
The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we believe we may not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 22, 2022 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.
We believe that the foregoing provision in the Certificate of Incorporation was included to protect North Mountain stockholders from having to sustain their investments for an unreasonably long period if North Mountain failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

SPECIAL MEETING OF NORTH MOUNTAIN STOCKHOLDERS
The North Mountain Special Meeting
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the Special Meeting of stockholders to be held on September    , 2022, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about    , 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.
Date, Time and Place of Special Meeting
The Special Meeting will be held on September    , 2022, at 10:00 a.m., Eastern time, conducted via live webcast at the following address https://www.cstproxy.com/northmountainmerger/2022. You will need the control number that is printed on your proxy card to enter the Special Meeting. North Mountain recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Proposals at the Special Meeting
At the Special Meeting, North Mountain will ask the North Mountain stockholders to vote in favor of the following proposals:
1.
Proposal No. 1 — The “Extension Amendment Proposal” — To amend North Mountain’s amended and restated Certificate of Incorporation to extend the date by which North Mountain has to consummate a business combination (the “Extension”) from September 22, 2022 to December 31, 2022 (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.
Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of North Mountain Class A Common Stock or North Mountain Class B Common Stock at the close of business on   , 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of North Mountain Class A Common Stock or North Mountain Class B Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 13,225,000 shares of North Mountain Class A Common Stock outstanding and 3,306,250 shares of North Mountain Class B Common Stock outstanding. All of the outstanding shares of North Mountain Class B Common Stock are held by our Sponsor.
Our Sponsor has agreed to vote all of their shares of Common Stock in favor of the Extension Amendment Proposal and the Adjournment Proposal. North Mountain’s issued and outstanding warrants do not have voting rights at the Special Meeting.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a North Mountain stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a North Mountain stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.
It is possible that North Mountain will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If North Mountain fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, North Mountain will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.
No Additional Matters
The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.
If North Mountain completes the Business Combination on or before September 22, 2022, it will cancel the Special Meeting and will not implement the Extension. North Mountain intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.
Who Can Answer Your Questions about Voting
If you have any questions about how to vote or direct a vote in respect of your shares of North Mountain Common Stock, you may call Innisfree, our proxy solicitor, at (877) 717-3930; banks and brokers can call collect at (212) 750-5833.
Redemption Rights
If the Extension Amendment Proposal is approved, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

You will be entitled to receive cash for any Public Shares to be redeemed in connection with the Extension Amendment Proposal only if you:
(i)	hold Public Shares, and
(ii)
prior to 5:00 p.m., Eastern Time, on    , 2022, (a) submit a written request to Continental that North Mountain redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each Public Shares for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $    per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own securities of North Mountain.
Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using Depository Trust Company’s DWAC System, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
The Company’s transfer agent can be contacted at the following address:
Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to the Company unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which the Board may do in whole or in part).
Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
The closing price of our Public Shares on    , 2022, the Record Date, was $    per share. The cash held in the Trust Account on such date was approximately $    million or $    per public share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of North Mountain, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
If North Mountain does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, North Mountain will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of North Mountain’s warrants will expire worthless.

Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of North Mountain stockholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to North Mountain stockholders. North Mountain stockholders seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the Business Combination Registration Statement.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE NORTH MOUNTAIN REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO NORTH MOUNTAIN’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on September    , 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on September    , 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on September    , 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock

certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on September    , 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Warrants in connection with the Extension Amendment Proposal.
Solicitation of Proxies
North Mountain will pay the cost of soliciting proxies for the Special Meeting. North Mountain has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. North Mountain has agreed to pay Innisfree a fee of up to $10,000 in connection with the Extension Amendment. North Mountain will reimburse Innisfree for reasonable out-of-pocket expenses and will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. North Mountain also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. North Mountain’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Interests of the Sponsor and North Mountain’s Directors and Officers
When you consider the recommendation of the Board, North Mountain stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to North Mountain stockholders that they approve the Extension Amendment Proposal. North Mountain stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the beneficial ownership of the Sponsor and certain members of the Board and officers of an aggregate of 3,306,250 shares of North Mountain Class B Common Stock and 4,145,000 private placement warrants, which shares and warrants were acquired for an aggregate investment of $4,145,000 at the time of the IPO and would become worthless if North Mountain does not complete a business combination by September 22, 2022 (or December 31, 2022 if the Extension Amendment Proposal is approved), as such stockholders have waived any redemption right with respect to these shares. After giving effect to the provisions of the share vesting and warrant cancellation agreement entered into in connection with the Merger Agreement, the Sponsor would own up to an aggregate of 4,706,250 shares of North Mountain Class A Common Stock (including shares subject to vesting) and no private placement warrants. Such shares have an aggregate market value of approximately $   , based on the closing price of North Mountain Class A Common Stock of $    on     , 2022, the Record Date. Because the shares of North Mountain Class B Common Stock were purchased for a nominal amount, the Sponsor could achieve a significant positive return even if the trading price of shares of North Mountain following the closing of the Business Combination declines significantly. Each of our officers and directors is a member of the Sponsor. Harbour Reach Holdings, LLC is the managing member of the Sponsor and Mr. Michael Platt is the indirect controlling member of Harbour Reach Holdings, LLC;

•
Millais Limited, an affiliate of the Sponsor and an affiliate of North Mountain, agreed to purchase 2,000,000 shares of North Mountain Class A Common Stock and 1,000,000 private placement warrants for an aggregate purchase price of $20.0 million in a private placement concurrently with the closing of the Business Combination (the “PIPE Financing”);

•
SMMC Sponsor Interests, LLC, an affiliate of North Mountain and an entity controlled by Charles Bernicker (Chief Executive Officer and a director of North Mountain) and of which Douglas J. Pauls (a director of North Mountain) is a non-managing member, agreed to purchase 1,500,000 shares of North Mountain Class A Common Stock and 750,000 private placement warrants for an aggregate purchase price of $15.0 million in the PIPE Financing;

•	the continued indemnification of current directors and officers of North Mountain and the continuation of directors’ and officers’ liability insurance after the Business Combination;
•
the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. As of January 6, 2022, our Sponsor and its affiliates had incurred $996 of unpaid reimbursable expenses; and

•	the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not completed.
Additionally, if the Extension Amendment Proposal is approved and North Mountain consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
North Mountain is proposing to amend its Certificate of Incorporation to extend the date by which North Mountain has to consummate a business combination to the Extended Date so as to give North Mountain additional time to complete the Business Combination. A copy of the proposed amendment to the Certificate of Incorporation of North Mountain is attached to this proxy statement as Annex A.
The Business Combination qualifies as a “business combination” under North Mountain’s Certificate of Incorporation.
The Board believes that it is in the best interests of North Mountain stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, North Mountain will have additional time to consummate the Business Combination. Without the Extension, North Mountain believes that it may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, North Mountain would be precluded from completing the Business Combination and would be forced to liquidate even if North Mountain stockholders are otherwise in favor of consummating the Business Combination.
If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of North Mountain at the Business Combination Special Meeting), North Mountain intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.
North Mountain believes that given North Mountain’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that North Mountain is in the best position possible to consummate the Business Combination and that it is in the best interests of North Mountain’s stockholders that North Mountain obtain the Extension if needed. North Mountain believes the Business Combination will provide significant benefits to its stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, the Business Combination Registration Statement and our other filings with the SEC.
As contemplated by the Certificate of Incorporation, the holders of Class A Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if North Mountain has not completed a business combination by the Extended Date.
On the Record Date, the redemption price per share was approximately $   , based on the aggregate amount on deposit in the Trust Account of approximately $   million as of the Record Date (including interest not previously released to North Mountain but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the Nasdaq Capital Market on the Record Date was $   . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $    more per share than if the stock was sold in the open market. North Mountain cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. North Mountain believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if North Mountain does not complete the Business Combination on or before the Termination Date.
Reasons for the Extension Amendment Proposal
North Mountain’s Certificate of Incorporation provides that North Mountain currently has until September 22, 2022 to complete an initial business combination. The purpose of the Extension Amendment is to allow North Mountain more time to complete its initial business combination.
As previously announced, we entered into the Merger Agreement on December 9, 2021. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business

Combination. The Board currently believes that there may not be sufficient time before September 22, 2022 to complete the Business Combination. Accordingly, the Board believes that we should obtain the Extension to be in the best position possible to consummate the Business Combination. Without the Extension, we believe that we may not be able to complete the Business Combination on or before September 22, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 10, 2021, the Business Combination Registration Statement and our other filings with the SEC.
The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we believe we may not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 22, 2022 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.
We believe that the foregoing provision in the Certificate of Incorporation was included to protect North Mountain stockholders from having to sustain their investments for an unreasonably long period if North Mountain failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.
If the Extension Amendment Proposal is Not Approved
Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, North Mountain will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to North Mountain to pay regulatory compliance costs and taxes (net of Permitted Withdrawals and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the North Mountain Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor has waived its right to participate in any liquidation distribution with respect to the 3,306,250 shares of Class B Common Stock held by it. There will be no distribution from the Trust Account with respect to the warrants, which will expire worthless in the event North Mountain dissolves and liquidates the Trust Account. North Mountain will pay any costs of liquidation from its remaining assets outside of the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, North Mountain intends to file an amendment to the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. North Mountain will then continue to attempt to consummate a business combination until the Extended Date. North Mountain will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants will remain publicly traded during this time.
You are not being asked to vote on the Business Combination at the Special Meeting. The vote by North Mountain stockholders on the Business Combination will occur at the separate Business Combination Special

Meeting, and the solicitation of proxies from North Mountain stockholders in connection with such separate Business Combination Special Meeting, and the related right of North Mountain stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of the Business Combination Registration Statement.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $   million held in the Trust Account as of   , 2022.
Certain Material U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain material U.S. federal income tax consequences to North Mountain’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in North Mountain’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one share of Class A Common Stock and one-half of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold North Mountain securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).
This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:
•	banks or financial institutions;
•	insurance companies;
•	brokers, dealers or traders in securities, commodities or currencies;
•	traders that elect to use a mark-to-market method of accounting;
•	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•	U.S. expatriates or former long-term residents of the United States;
•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;
•	S corporations;
•	regulated investment companies;
•	real estate investment trusts;
•	grantor trusts;
•	persons whose Public Shares are subject to a liability;
•	persons holding founder shares or private placement warrants;
•	persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;
•	Non-U.S. Holders (as defined below); and
•	tax-exempt entities.
If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your Public Shares.

This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders
A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares
For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.
In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.
If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a share of Class A Common Stock, the cost of such Unit must be allocated among the securities underlying the Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-half of one warrant underlying the Unit generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).
Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from North Mountain. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from North Mountain’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that North Mountain pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that North Mountain pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of North Mountain’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in North Mountain or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of North Mountain stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of North Mountain’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of North Mountain’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of North Mountain’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in North Mountain. Whether the redemption will result in a meaningful reduction in your proportionate interest in North Mountain will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.
If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.
If you are a U.S. Holder who actually or constructively owns five percent or more of North Mountain’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Medicare Tax
Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.
Information Reporting and Backup Withholding
North Mountain or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide North Mountain or its paying agent with a correct taxpayer identification number, (ii) North Mountain or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) North Mountain or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to North Mountain or its paying agent.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares
General
This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.
Taxable Sales or Exchanges
If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) North Mountain is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.
Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.
In the case of clause (iii) two paragraphs above, North Mountain would be classified as a United States real property holding corporation if the fair market value of North Mountain’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of North Mountain’s worldwide real property interests plus North Mountain’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As North Mountain has generally only held cash, cash equivalents and government securities since its inception, North Mountain does not believe that it is or has ever been a United States real property holding corporation.
Distributions
If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions North Mountain makes to you with respect to Public Shares, to the extent paid out of North Mountain’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, North Mountain would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).
Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.
The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
FATCA
FATCA imposes a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.
Information Reporting and Backup Withholding
Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes
North Mountain and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of North Mountain and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by North Mountain would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. North Mountain once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT NORTH MOUNTAIN STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to North Mountain’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal. In no event will the Board adjourn the Special Meeting beyond September 22, 2022.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by North Mountain’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT NORTH MOUNTAIN STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our Common Stock as of      , 2022, the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;
•	each of our named executive officers and directors that beneficially owns shares of our Common Stock; and
•	all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 13,225,000 shares of Class A Common Stock outstanding and 3,306,250 shares of Class B Common Stock outstanding as of      , 2022. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include the shares of Class A Common Stock underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of shares of North Mountain Class A Common Stock	%	Number of shares of North Mountain Class B Common Stock	%
Charles B. Bernicker(2)	—	—	—	—
Nicholas Dermatas(2)	—	—	—	—
Robert L. Metzger(3)	—	—	—	—
Scott O’Callaghan(2)	—	—	—	—
Douglas J. Pauls(2)	—	—	—	—
All directors and executive officers as a group (five individuals)	—	—	—	—
5% and Greater Beneficial Owners
North Mountain LLC (our Sponsor)(2)	—	—	3,306,250	100%
Wellington Management Group LLP(3)	1,447,350	11.2%	—	—
Millais Limited(4)	1,138,500	8.6%	—	—
Linden Capital L.P.(5)	968,870	7.3%	—	—
Adage Capital Partners, L.P. (6)	827,417	6.3%	—	—
Millennium Management, LLC(7)	757,614	5.7%	—	—
The Goldman Sachs Group, Inc.(8)	722,078	5.5%	—	—
*	Less than 1%.
(1)	Unless otherwise noted, the business address of our Sponsor and each of the directors and executive officers of North Mountain is 767 Fifth Avenue, 9th Floor, New York, NY 10153.
(2)
Represents North Mountain Class B Common Stock held by our Sponsor. Harbour Reach Holdings, LLC (“Harbour Reach”) is the managing member of our sponsor and Mr. Michael Platt is the indirect controlling member of Harbour Reach. Messrs. Bernicker, Dermatas, Metzger, O’Callaghan and Pauls are non-managing members of our Sponsor. Accordingly, all of the shares held by our Sponsor may be deemed to be beneficially held by Harbour Reach and Mr. Platt.

(3)
According to Schedule 13G/A filed on February 10, 2022 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. The shares of North Mountain Class A Common Stock are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The business address of each such party is 280 Congress Street, Boston, MA 02210.

(4)
Millais Limited, the indirect majority owner of our Sponsor, purchased 1,138,500 North Mountain units in the IPO. Mr. Michael Platt may be deemed to beneficially own the shares held by Millais Limited.

(5)
According to Schedule 13G/A filed on January 31, 2022 by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”), Linden GP LLC, a Delaware limited liability company (“Linden GP”), and Mr. Siu Min (Joe) Wong. Each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 968,870 shares, consisting of 894,476 shares held by Linden Capital and 74,394 shares held by separately managed accounts. Each of Linden GP and Linden Capital may be deemed the beneficial owner of the 894,476 shares held by Linden Capital. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(6)
According to Schedule 13G/A filed on February 10, 2022 by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C., Robert Atchinson and Phillip Gross. Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), has the power to dispose of and the power to vote the shares of Class A Common Stock beneficially owned by it, which power may be exercised by its general partner, Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”). Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), as managing member of ACPGP, directs ACPGP's operations. Robert Atchinson and Philip Gross are managing members of ACA, managing members of ACPGP and general partners of ACP. The business address of each such party is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(7)
According to Schedule 13G filed on January 11, 2022 by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander. The securities disclosed as beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The business address of each of Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander is 399 Park Avenue, New York, New York 10022.

(8)
According to Schedule 13G filed on February 4, 2022 by The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC. The business address of each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC is 200 West Street, New York, New York 10282.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold the Business Combination Special Meeting before the Extension Date to consider and vote upon approval of the Business Combination. If the Business Combination is consummated, you will be entitled to attend and participate in New Corcentric’s annual meetings of stockholders. For additional information see “Additional Information—Future Stockholder Proposals” in the Business Combination Registration Statement.
HOUSEHOLDING INFORMATION
Unless North Mountain has received contrary instructions, North Mountain may send a single copy of this proxy statement to any household at which two or more stockholders reside if North Mountain believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce North Mountain’s expenses. However, if stockholders prefer to receive multiple sets of North Mountain’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of North Mountain’s disclosure documents, the stockholders should follow these instructions:
•	if the shares are registered in the name of the stockholder, the stockholder should contact North Mountain at the following address and e-mail address:
North Mountain Merger Corp.
767 Fifth Avenue, 9th Floor
New York, NY 10153
Attention: Nicholas Dermatas, Chief Financial Officer and Secretary
E-mail: ndermatas@smmergercorp.com
•	if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
North Mountain files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read North Mountain’s SEC filings, including this proxy statement as well as North Mountain’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Extension or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
North Mountain Merger Corp.
767 Fifth Avenue, 9th Floor
New York, New York 10153
Attention: Nicholas Dermatas, Chief Financial Officer and Secretary
E-mail: ndermatas@smmergercorp.com
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders may call toll free: (877) 717-3930
Banks and Brokers may call collect: (212) 750-5833
If you are a stockholder of North Mountain and would like to request documents, please do so by    , 2022 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NORTH MOUNTAIN MERGER CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
1.	The undersigned, being a duly authorized officer of NORTH MOUNTAIN MERGER CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:
2.	The name of the Corporation is North Mountain Merger Corp.
3.
The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 14, 2020, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 21, 2020.

4.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
5.
This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission on August 14, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for amounts withdrawn to fund regulatory compliance costs and to pay taxes (“Permitted Withdrawals”), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its Business Combination by December 31, 2022 (the “Completion Window”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this    day of September, 2022.
NORTH MOUNTAIN MERGER CORP.

By:
	Name:	Charles Bernicker
	Title:	Chief Executive Officer
A-2

20719 North Mountain Merger Proxy Card REV2 Front

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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NORTH MOUNTAIN MERGER CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on (September , 2022).

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **https://www.cstproxy.com/northmountainmerger/2022**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

NORTH MOUNTAIN MERGER CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this X

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

A vote to abstain will have the same effect as a vote AGAINST proposal 1 and will have no effect on proposal 2. **The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2.** If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature______________ **Signature, if held jointly**______________ **Date**________**2022.**

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

20719 North Mountain Merger Proxy Card REV2 Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

NORTH MOUNTAIN MERGER CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles Bernicker and Nicholas Dermatas (each, a "Proxy"; collectively, the "Proxies") as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the special meeting of stockholders of North Mountain Merger Corp. ("North Mountain") to be held virtually on September , 2022 at 10:00 a.m., Eastern time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy's discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)